Filed Pursuant to Rule 497

February 14, 2018

Supplement to the Statement of Additional Information (“SAI”),

as in effect and as may be amended, for:

Fund	Date of SAI
Highland Funds I	October 31, 2017
Highland Funds II	February 1, 2018

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective February 7, 2018, the Board of Trustees (the “Board”) of each of Highland Funds I (“HFI) and Highland Funds II (“HFII”) (collectively, the “Funds”) appointed Dustin Norris to serve as an Interested Trustee of the Funds effective on that date. The Board currently consists of six members, five of whom are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Norris is an Interested Trustee because of his position with Highland Capital Management Fund Advisors, L.P. (“HCMFA”), the Funds’ investment adviser.

The Board has not appointed Mr. Norris to serve on any committees of the Funds. As an officer and Interested Trustee of the Funds, Mr. Norris receives no direct remuneration from the Funds.

There are no arrangements or understandings between Mr. Norris and any other persons pursuant to which he was selected as an Interested Trustee, and he does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Norris, age 34, has served as Secretary of NexPoint Capital, Inc. since 2014; Secretary of HFI, HFII and Highland Floating Rate Opportunities Fund (“FRO”) since October 2017; Assistant Secretary of FRO from August 2017 to October 2017; Chief Product Strategist at HCMFA since September 2015; Director of Product Strategy at HCMFA from May 2014 to September 2015; Secretary of NexPoint Credit Strategies Fund (“NHF”) since December 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of NexPoint Real Estate Strategies Fund since March 2016; and Senior Accounting Manager at HCMFA from August 2012 to May 2014.

HFI-SAI-SUPP1-0218

HFII-SAI-SUPP2-0218